SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of

                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): May 22, 2001
                                                           ------------

                         Commission File Number: 0-21320

                                 MAGNA-LAB INC.
                                 --------------
             (Exact name of registrant as specified in its charter)

        New York                                            11-3074326
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(State of organization)                                     (I.R.S. Employer
                                                            Identification No.)

6800 Jericho Turnpike, #120W, Syosset, NY
(formerly P.O. Box 780, Syosset, NY)                                     11797
-----------------------------------------                                -----
(Address of principal executive office)                               (Zip Code)

Registrant's telephone number, including area code:               (516) 393-5874
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                         Exhibit Index Appears on Page 4
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Item 5. Other Events

      On May 23, 2001, Magna-Lab Inc. announced that its Cardiac View Probe(TM)has been cleared for marketing and distribution in the United States by the U.S. Food and Drug Administration.

      The attached Press Release contains further details.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

      (a)   Not Applicable

      (b)   Not Applicable

      (c) The following Exhibits are filed as part of this Current Report on Form 8-K:

            99.1. Press Release of the Company dated May 23, 2001


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                         Exhibit Index Appears on Page 4
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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        MAGNA-LAB INC.


                                        By: s/John R. Geisel
                                            ------------------------------------
                                              John R. Geisel
                                              Chief Executive Officer

Dated: May 23, 2001


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                                  Exhibit Index

                                                                        Page No.

99.1 Press Release of the Company dated May 23, 2001.                      5


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